UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2013 (November 18, 2013)

Newcastle Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction

of incorporation)

001-31458	81-0559116
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 18, 2013, Newcastle Investment Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Company, FIG LLC, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), and certain officers and directors of the Company named therein (collectively, the “Management Purchasers”), for the issuance and sale by the Company of an aggregate of 57,950,952 shares of its common stock, par value $0.01 per share (the “Common Stock”), including (i) 7,500,000 shares to be issued pursuant to the Underwriters’ exercise in full of their option to purchase additional shares of Common Stock and (ii) 450,952 shares that will be purchased directly from the Company by the Management Purchasers. The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities. The transactions contemplated by the Underwriting Agreement is expected to close on November 22, 2013.

The Common Stock is being sold pursuant to an effective automatic shelf registration statement filed with the Securities and Exchange Commission (File No. 333-182103). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities

In connection with the public offering, we granted options to purchase 5,795,095 shares of our common stock, representing 10% of the number of shares sold in the offering, to an affiliate of our manager. These options have an exercise price of $5.25 and expire on November 22, 2023. The options are exercisable as to 1/30 of the shares subject to the option on the first day of each of the 30 calendar months following the first month after the date of the grant. The grant of these options is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof. A portion of these options, representing 2,860,206 shares, will be issued pursuant to Newcastle’s 2012 Non-Qualified Stock Option and Incentive Award Plan (the “Plan”). All of the options are subject to the same terms, as set forth in the Plan.

Item 8.01.	Other Events.

On November 19, 2013, the Company filed a Current Report on Form 8-K (the “November 19 Form 8-K”) disclosing, among other things, (i) its entry into material agreements related to the acquisition of a 52-property portfolio of independent senior living properties (the “Holiday Portfolio”) from certain subsidiaries of Holiday Acquisition Holdings LLC and (ii) the launch of the offering of Common Stock described above under Item 1.01. The November 19 Form 8-K attached as an exhibit pro forma financial information that showed the impact of the acquisition of the Holiday Portfolio and the offering of Common Stock. Attached hereto as Exhibit 99.1 is an updated version of the pro forma financial information, which is being filed solely for the purpose of reflecting the results of the offering of Common Stock that were not known at the time of filing the November 19 Form 8-K. For more information about the transactions described above, please see the November 19 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 18, 2013, by and among Newcastle Investment Corp., FIG LLC, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representatives of the several underwriters named therein, and certain officers and directors of the Company named therein.

5.1	Opinion of Foley & Lardner LLP

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

99.1	Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCASTLE INVESTMENT CORP.
(Registrant)

/s/ Jonathan Brown
Jonathan Brown
Interim Chief Financial Officer

Date: November 22, 2013

INDEX TO EXHIBITS

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated November 18, 2013, by and among Newcastle Investment Corp., FIG LLC, Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representatives of the several underwriters named therein, and certain officers and directors of the Company named therein.

5.1	Opinion of Foley & Lardner LLP

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

99.1	Pro Forma Financial Information

4